Exhibit 10.10

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

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ARIEL SULTÁN BENGUIGUI NOTARY Diagonal 550, Principal 1ª Phone: 935 955 470 Fax: 935 955 472 08021 BARCELONA

DEED OF PURCHASE OF SHARES IN THE COMPANY

“DISTRINEC IBERICA, SL Unipersonal”.

NUMBER FIVE THOUSAND NINETY-FOUR (5,094).

In Barcelona, my residence, on September 6, two thousand and twenty-three.

Before me, ARIEL SULTÁN BENGUIGUI, Notary of the Illustrious Notarial College of Catalonia,

APPEAR:

As a selling party:

MRS DANILA CRISTINA EDJ PISATI, of legal age, of Italian nationality, born on [*****], 1957, married, businesswoman, resident of Barcelona ([*****]), residing at [*****], and with a Passport number [*****], current and NIE number [*****].

As a purchasing party:

[*****], of legal age, of

Italian nationality, born on [*****],

1985, single, businesswoman, resident of Barcelona ([*****]), residing at [*****], provided Identity Card number [*****],

current, and NIE [*****].

THEY INTERVENE:

In their name and right.

I identify them through the detailed identification documents that they show me, and I return them.

They have, in my opinion, as they intervene, the necessary legal capacity and legitimacy to grant this deed of sale of shares, and to that end,

THEY MANIFEST/EXPOSE:

I. – That MRS DANILA CRISTINA EDJ PISATI is the owner of full ownership of 3,000 shares of the commercial company “DISTRINEC IBERICA, SL Unipersonal”, specifically shares numbers 1 to 3,000, both inclusive of one euro (€1.00) of nominal value each of them. They belong to you by purchase, through a deed authorized by me on June 7, 2019, with number 3476 of my protocol.

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II. – That “DISTRINEC IBERICA, SL Unipersonal” is domiciled at Rambla de Cataluña number 62, 1st floor, portal A (08007-Barcelona); established for an indefinite period in a deed authorized by the Notary of Barcelona, [*****], on July 6, 2018, under number 1709 of its protocol, its address transferred and declared sole proprietorship under a deed authorized by the Notary of Barcelona, [*****] on October 31, 2018, under protocol number 6591, modified the corporate purpose under a deed authorized by the Notary of Barcelona, [*****], on November 7, 2019, under protocol number 3692, once again modifying its corporate purpose through another deed authorized by the aforementioned Notary of Barcelona, [*****], on March 9, 2022, with protocol number 1264.

Registered in the Mercantile Registry of Barcelona, in volume 46502, Folio 194, Sheet B-522109, Inscription

1. With NIF number [*****].

Which has a share capital of three thousand euros (€3,000), divided into 3,000 shares, numbers 1 to 3,000, both inclusive, with a nominal value of one euro (€1) each.

III. – That the intervening parties are not in a bankruptcy situation and that there is no judicial or other retention on the social shares that are the subject of this deed and the persons appearing state that they have no charges or encumbrances.

IV. – According to what they state, all the requirements established in the law and the corporate bylaws have been met for the disposal of said shares.

V.– And, having stated the above, they carry out the agreed sale, in accordance with the following,

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STIPULATIONS:

FIRST. – MRS DANILA CRISTINA EDJ PISATI sells and transfers to [*****], who purchases and acquires, on a private basis, with all the rights and obligations inherent to her on the date of this date, 3,000 social shares, referred to in the exposition I of the present, specifically numbers 1 to 3,000, both inclusive.

SECOND. – The price of this sale is the sum of THREE THOUSAND EUROS (€ 3,000).

The selling party has received, before this act, in cash.

THIRD. – All expenses and taxes incurred by the granting of this deed will be the responsibility of the purchasing party.

QUARTER. – That they communicate this transfer to the company’s administrative body, to be recorded in the partners’ registry book, as provided for in the Capital Companies Law.

FIFTH. – They request the application to the transfer that is formalized in this deed, of the tax exemption established by article 314 of Royal Legislative Decree 4/2015, of October 23, which approves the consolidated text of the Law of the Market of Securities, the grantors declaring that they are not included in any of the exceptional cases of said provision.

DATA PROTECTION:

The appearing persons are informed and accept the incorporation and processing of their data to the automated files existing in the Notary’s Office, which will be kept confidential for the years necessary to comply with the legal obligations of the Notary or whoever replaces or succeeds him, without prejudice to mandatory referrals following applicable regulations.

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Its purpose is to formalize this document, its billing and subsequent monitoring, and the functions of mandatory notarial activity.

The owner of said data has the possibility of exercising the rights of access, rectification, cancellation, and opposition to the processing before the authorizing Notary Office, located at Avenida Diagonal 550, principal, (08021) Barcelona. Likewise, you have the right to file a claim with a supervisory authority.

The data will be processed and protected according to the Notarial Legislation, Law 3/2018, of December 5, on the Protection of Personal Data and guarantee of digital rights and its implementing regulations, and Regulation (EU) 2016/679 of the Parliament European and Council of April 27, 2016, regarding the protection of natural persons concerning the processing of personal. data and the free circulation of these data and repealing Directive 95/46/EC.

GRANT:

Having read this document, per the provisions of article 193 of the Notarial Regulations, the persons appearing, to whom I made the legal reservations and warnings, accept it, and sign it, stating that they agree with the language in which it has been drafted.

AUTHORIZATION:

Of the content of this public instrument, that the consent of the persons appearing has been freely given, that the granting is following the law and the duly informed will of those and that it is spread out on four pages of stamped paper of common notarial exclusive use, numbers the present and the previous ones in correlative order, I, the Notary, WITNESS.

The signatures of the appearing parties follow. Signed by the authorizing Notary. Initialed and sealed.

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